EXHIBIT 99.2

BRP Group, Inc. Announces Acquisition of Trinity Benefit Advisors and Russ Blakely & Associates
- Expands BKS-Partners’ Employee Benefits Management Capabilities -
TAMPA, Fla. - June 1, 2020 - BRP Group, Inc. (“BRP Group” or the “Company”) (NASDAQ: BRP), a rapidly growing independent insurance distribution firm delivering tailored insurance solutions, today announced that Baldwin Krystyn Sherman Partners, LLC (“BKS-Partners”), the middle-market subsidiary of BRP Group, has acquired substantially all assets of Trinity Benefit Advisors, Inc. and Russ Blakely & Associates, LLC (“TBA-RBA”), Tennessee-based providers of employee benefit plan management, as well as marketing and benefit plans designed for middle-market companies. TBA-RBA generated annual revenues of approximately $17.3 million.
TBA-RBA is one of the leading providers of employee benefits to employers across the Southeastern U.S. TBA-RBA have utilized their scale, reputation and technical expertise to build a significant book of large account life and health business. Following this Partnership, TBA-RBA will be transitioned to the Company’s BKS-Partners brand.
“Tennessee is one of the most dynamic economies in the U.S. The opportunity to partner with TBA-RBA, one of the largest independent employee benefit consulting firms in the Southeast, reinforces our commitment to thoughtfully building a national franchise in key geographies with industry-leading talent,” said Trevor Baldwin, Chief Executive Officer of BRP Group. “TBA-RBA has a leading retention rate among its client base, as well as a talented leadership team that has consistently grown their business throughout past economic cycles. We’re excited to add the TBA-RBA team to the BRP family, and look forward to building on their success as we continue to grow our platform across the U.S.”
“We’ve built wonderfully successful businesses at both Trinity and Russ Blakely, and joining up with the BRP Group team was the natural next step in our evolution and our growth strategy,” said Chris Poynter, CEO of TBA-RBA. “By prioritizing client service through our flat organizational structure, we have established long-term relationships with our clients, while consistently winning new business. We’re thrilled to become part of BKS-Partners, as our clients will be the beneficiaries of an expanded service platform and a myriad of new capabilities and tools, while receiving the same level of service and expertise they’ve come to expect from us. Most important of all, our cultures fit well, which will provide a forever home with additional career opportunities for our incredibly talented team.”
BKS-Partners works with clients across the U.S., providing them with best-in-class services and innovative risk and health & welfare solutions, and has been strategically expanding its geographic reach.
WEBCAST AND CONFERENCE CALL INFORMATION
On June 1, 2020, BRP Group also announced that BKS-Partners acquired substantially all assets of Rosenthal Bros., Inc. (“Rosenthal Brothers”), a Chicago-based provider of P&C insurance, employee benefits and private client solutions to middle market companies and individuals. BRP Group will host a webcast and conference call to discuss both the TBA-RBA and Rosenthal Brothers acquisitions on Tuesday, June 2, 2020 at 8:30 AM ET. A live webcast and a slide presentation will be available on BRP Group’s investor relations website at ir.baldwinriskpartners.com. The dial-in number for the conference call is (877) 451-6152 (toll-free) or (201) 389-0879 (international). Please dial the number 10 minutes prior to the scheduled start time.

A replay will be available following the end of the call through Tuesday, June 16, 2020, by telephone at (844) 512-2921 (toll-free) or (412) 317-6671 (international), passcode 13704474. A webcast replay of the call will be available at ir.baldwinriskpartners.com for one year following the call.
ABOUT BRP GROUP, INC.
BRP Group, Inc. (NASDAQ: BRP) is a rapidly growing independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP represents over 450,000 clients across the United States and internationally. For more information, please visit www.baldwinriskpartners.com. Learn more about BKS-Partners at www.bks-partners.com.
ABOUT TRINITY BENEFIT ADVISORS, INC.
Trinity Benefit Advisors is committed to representing the client’s best interest, investing in the industry’s best people, helping clients plan for the future and establishing partnerships for long-term success. Trinity is a full service Employee Benefits Consulting and Brokerage firm, ready to work with you to meet the unique challenges that your organization faces. We bring a strong history of developing successful employee benefits strategies and a variety of other customized consulting services to meet your organization’s needs, long term goals and objectives. By working closely with your carriers and vendors, we help you maximize cost savings and establish a framework for sound business decisions. Learn more at www.trinityben.com.
ABOUT RUSS BLAKELY & ASSOCIATES, LLC
Russ Blakely & Associates is an advisory firm able to approach each employer objectively and customize the approach we recommend regardless of product, carrier or tool. RBA uses a strategic-focused, collaborative approach with each employer to determine your needs and the best fit of products, tools and services. In 2017, Russ Blakely & Associates and Trinity Benefit Advisors partnered, forming the largest independent benefits advisory firm in eastern Tennessee. Our combined company pairs leading businesses with best practices, technology and people to deliver even greater value to our clients.  For more information, please visit www.rbabenefits.com.

NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations, including those about this Partnership. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements.
Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s Annual Report on Form 10-K for the year ended December 31, 2019 and BRP Group’s Quarterly Report on Form 10-Q for the three months ended March 31, 2020, and in BRP Group’s other filings with the SEC, which are available free of charge on the Securities and Exchange Commission's website at: www.sec.gov, including those factors relevant to BRP Group’s integration of this Partnership, matters assessed in BRP Group’s due diligence, the business, financial condition and results of operations of BRP Group or this Partner, or both, and factors related to the potential effects of the COVID-19 pandemic on our business, financial condition and results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law.

CONTACTS

INVESTOR RELATIONS
Investor Relations
(813) 259-8032 | IR@baldwinriskpartners.com

PRESS
Rachel Carr, Marketing Director
Baldwin Risk Partners
(813) 418-5166 | Rachel.Carr@baldwinriskpartners.com